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                                                                   Exhibit 23(b)





                        CONSENT OF INDEPENDENT AUDITORS




        We consent to the incorporation by reference in this Registration Statement (Form S-8) of our report dated January 23, 1995 with respect to the consolidated financial statements of TRW Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1994, filed with the Securities and Exchange Commission.



                                                      /s/ Ernst & Young LLP

                                                      ERNST & YOUNG LLP




Cleveland, Ohio
March 27, 1995